EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant  to  Section  906  of  the   Sarbanes-Oxley  Act  of  2002  (18  U.S.C.
§1350),  the  undersigned,  Linda Haines , Principal  Financial  Manager of
Nutrition   Management   Services  Company,  a  Pennsylvania   corporation  (the
"Company"), does hereby certify, to her knowledge, that:

The Annual Report of Nutrition Management Services Company, on Form 10-K for the
year ended June 30, 2005 of the Company (the  "Report")  fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934,
except as disclosed in Note A to the Financial  Statements, and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          /s/ Linda Haines
          ---------------------------------
          Linda Haines
          Principal Financial Manager

          (Date) December 12, 2005